UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 13, 2009

Psychiatric Solutions, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-20488	23-2491707
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6640 Carothers Parkway, Suite 500, Franklin, Tennessee 37067
(Address of Principal Executive Offices)
(615) 312-5700
(Registrant’s Telephone Number, including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EX-23.1
EX-99.1
EX-99.2
EX-99.3

Item 8.01. Other Events.
     Psychiatric Solutions, Inc. (the “Company”) is re-issuing in an updated format its historical financial statements in connection with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 205-20, “Discontinued Operations” (“ASC 205-20”). Generally accepted accounting principles require that all components of an entity that have been disposed of (by sale, by abandonment or in a distribution to owners) or are held for sale, and whose cash flows can be clearly distinguished from the rest of the entity, be presented as discontinued operations. During the nine month period ended September 30, 2009, the Company entered into a definitive agreement to sell its employee assistance program business, elected to make The Oaks Treatment Center and Nashville Rehabilitation Hospital available for sale and terminated one contract with a South Carolina juvenile justice agency. In compliance with ASC 205-20, the Company has reported the results of such operations, net of applicable income taxes, as discontinued operations for each period presented in its Quarterly Report on Form 10-Q for the three months and nine months ended September 30, 2009 (including the comparable periods of the prior year). Under Securities and Exchange Commission (“SEC”) requirements, the same reclassification to discontinued operations that is required by ASC 205-20 is also required for previously issued financial statements for each of the three years shown in the Company’s last Annual Report on Form 10-K, if those financial statements are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the date the operations were exited or made available for sale. This reclassification has no effect on the Company’s reported net income attributable to common stockholders and should not be read as a restatement of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 Form 10-K”).
     This Current Report on Form 8-K updates Items 6, 7 and 8 of the 2008 Form 10-K to reflect certain operations that met applicable reporting criteria during the nine month period ended September 30, 2009 as discontinued operations. The re-issued consolidated financial statements also include revised Note 1 explaining the reclassification of noncontrolling interests in accordance with ASC 810-10-45. All items of the 2008 Form 10-K not reissued with this Form 8-K remain unchanged. No attempt has been made to update matters in the 2008 Form 10-K except to the extent expressly provided above.
     The attached information should be read together with the Company’s filings with the SEC subsequent to the Company’s filing of the 2008 Form 10-K, which was filed on February 25, 2009, including its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2009, June 30, 2009 and September 30, 2009.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits:
23.1	Consent of Independent Registered Public Accounting Firm

99.1	Re-issued 2008 Form 10-K, Item 6. — Selected Financial Data

99.2	Re-issued 2008 Form 10-K, Item 7. — Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Re-issued 2008 Form 10-K, Item 8. — Financial Statements and Supplementary Data

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSYCHIATRIC SOLUTIONS, INC.
Date: November 13, 2009	By:	/s/ Jack E. Polson
Jack E. Polson
Executive Vice President, Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibits

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Re-issued 2008 Form 10-K, Item 6. — Selected Financial Data

99.2	Re-issued 2008 Form 10-K, Item 7. — Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Re-issued 2008 Form 10-K, Item 8. — Financial Statements and Supplementary Data